AAMC INVESTOR PRESENTATION TICKER: (AAMC) AAMC MARCH 18, 2022

AAMC Certain of the comments made in this presentation may contain forward-looking statements in relation to operations, financial condition and financial results of Altisource Asset Management Corporation (“AAMC”) and such statements involve a number of risks and uncertainties. Forward looking statements are usually identified by or are associated with such words as “intend,” “plan,” “believe,” “estimate,” “expect,” “anticipate,” “hopeful,” “should,” “may,” “will,” “could,” “encouraged,” “opportunities,” “potential,” and/or the negatives or variations of these terms or similar terminology. In particular, statements as to our expected alternative lending business, including the ability to obtain leverage and potential return on equity, and development, roll-out, return on equity, and potential growth of crypto-enabled ATMS are forward looking statements. These statements reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, and Company financial results and are not guarantees of future performance. All such forward-looking statements are based on current expectations and assumptions that are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the relevant forward- looking statement. With respect to the growth and returns from our alternative lending business, our expectations depend on the ability to acquire and originate loans at attractive pricing, to obtain leverage, to successfully manage our loan portfolio and successfully dispose of loans at attractive levels; with respect to the prospects of our crypto enabled ATMs, our expectations depend on the successful deployment of our first ATMs, actual use by consumers of our ATMs, the proper operation of our ATMs and the success of our relationship with ForumPay. These risks and other risks are described in the Company’s filings with the Securities and Exchange Commission. Any forward-looking statements made in this presentation speak only as of the date of this presentation. Except as required by law, AAMC does not intend to update these forward- looking statements and undertakes no duty to any person to provide any such update under any circumstances. Forward Looking Statements 2

AAMC AAMC has taken the following steps to move the Company forward: • Created an Alternative Lending Group with an initial equity capital commitment of up to $40 million. ◦ $22 million in loans in the Alternative Lending Group are under contract through today’s date. • The hiring of Jason Kopcak as President and COO of AAMC, who is joining the Company from a senior executive position on the residential team within Global Capital Markets at Morgan Stanley • Secured a Right of First Refusal for an opportunity in Crypto enabled ATMs / Kiosks • This has resulted in the recommencement of trading in AAMC common stock on the NYSE on Monday, March 21, 2022 AAMC 3

AAMC AAMC: 4 Underserved Clientele and Unbanked Individuals AAMC: A Niche Provider of Innovative Financial Services and Technologies to Underserved Markets Advanced ATM Technology Alternative Lending

AAMC • Secure Lines of Credit to leverage the initial capital commitment of up to $40 million to create origination/purchase capacity of $100+ million. • Leverage upper management’s expertise in this space: Jason Kopcak (new President and COO) - brings 25+ years of experience including almost 13 years on Wall Street (including Morgan Stanley and Nomura) Jason Kopcak is well known as an industry leader on the Street in developing the Alternative Lending market. In 2013 at Nomura, he led the effort (e.g. transitional residential and commercial real estate, SFR, non-QM, etc.) to create an institutional market for these products since banks weren’t participating in these assets. The attractive yields on these assets in this newly developing market quickly become in-demand with money managers, insurance companies, and credit funds. Due to his success in the space, he was recruited to Morgan Stanley in 2018 to help lead their effort to reposition itself in the residential space. In addition to the existing team, including: Thomas McCarthy (Interim CEO) – brings almost 30 years experience in related finance and real estate areas. This experience includes 8 years at the Carlton Group, a Real Estate Investment Bank, as Managing Director reporting directly to the Chairman. At Carlton, amongst other responsibilities, he ran their national loan sale advisory practice. He also spent over 11 years at Ocwen Financial where during his tenure he reported to the President and ran several commercial loan groups and other profit centers. Stephen Krallman (CFO) – brings over 20 years of applicable experience related to lending, underwriting, and valuation areas of real estate and finance. Mr. Krallman has had successful tenures at Anchor Loans, Ares Management, Ocwen Financial and Kenneth Leventhal & Company in various roles relating to finance, accounting, and audit. • Utilize AAMC’s existing operations in India to drive controls and cost efficiencies ◦ 16-person team includes a number of underwriters and a support staff • Build out a niche Origination Platform either organically or by acquiring an existing team as well as a Loan Acquisition Team Step 1: Build / Grow the Alternative Lending Group (ALG) 5

AAMC Returns will be generated from: • An origination team is expected to be in place within 60-90 days and shortly thereafter it is assumed that loan origination volume will exceed $50 million a month • Funding for the loans will come from both AAMC equity and future lines of credit with assumed leverage of 4 times AAMC capital invested • Anticipated sales of acquired and originated loans are assumed to be facilitated through forward commitment contracts, with the loans turning on average every 15-30 days • We expect to achieve ROE targets on balance sheet assets utilizing leverage. • The Target ROE is expected to be derived from: ◦ Net revenue, assumed to reflect gains on sold loans plus portfolio yield, less financing and direct marketing expenses; less ◦ Operating Expenses assumed to represent all incremental expenses related to the ALG, including payroll and associated costs from dedicated headcount of new employees, and incremental general & administrative costs associated with the operations of the ALG. • No corporate overhead expense allocations, including costs associated with executive management are included in the Targeted ROE rate of 30% Targeted Business Model & Yield Parameters - ALG 6 ROE for the Alternative Lending Origination Platform after 120 days: Target 30%+ ROE for Assets held on balance sheet: Target 12-15% Secondary marketing business run out of St. Croix, USVI

AAMC Transitional Loans: bridge loans on single family and commercial real estate (small balance multi-family and/or mixed-use real estate); modernizing the property, etc. Ground-up Construction Loans: assist developers in projects to meet demand for the 4.5-5.0 million unit shortage(1) in the U.S. with primary focus on workforce housing Investor Loans: increased interest in rental properties as an investment, but often these loans do not qualify for Agency purchase (DSCR and Non-DSCR term loans) Special Purpose Credit Programs (SPCP): Federal government focus on minority households and businesses that may lack access to fair and equitable credit(2) “Gig Economy” Loans: professionals, self-employed borrowers, start-up business owners lacking income documentation to qualify for Agency purchase Source and Type of Alternative Loans 7 Alternative mortgage loans offer opportunities for rapid growth and are key to tapping underserved markets Intend to stay agile on the loan product mix, but currently focused on markets not addressed by banks, agency aggregators and most traditional lenders, including but not limited to:

AAMC Secured Right of First Refusal on the deployment of any new crypto–enabled ATMs/Kiosks with technology company ForumPay and their proprietary software. This is a potential global opportunity with AAMC envisioning the benefit of ForumPay’s existing and anticipated international relationships Certain aspects of the potential crypto market • More than 295 million crypto currency investors(3) throughout the world with limited access • There are over 3.0 million(4) ATMs in the world; yet only 36,000 are crypto-enabled ATMs, with an estimated 85% in the U.S(5) • Approximately 1/3 of adult consumers(6) around the world do not have bank accounts. • Increasing numbers of consumers and businesses are adopting digital currencies for a portion of their income and spending – these consumers may significantly overlap with non-banked communities. Step 2: Crypto- Enabled ATMs 8

AAMC Agreement includes: • Co-marketing efforts • Advanced technology that includes: ◦ Cash purchases of cryptocurrencies ◦ Cryptocurrency conversions to cash (in local currency) ◦ Capacity to fund remittances to third parties (in crypto or local currencies) • AAMC will be responsible for kiosk hardware, installation, maintenance, operation and insurance on the up to 10 initial ATMs Additional: • Capital has been allocated ($2.0 million initially) to develop this potentially global opportunity • Additional capital to be allocated so long as management believes the business can generate ROEs of over 40% in the next 3-5 years Step 2: Crypto- Enabled ATMs 9

AAMC Advantages: • Crypto ATMs have much higher fees than most regular ATMs(7) • ForumPay’s technology was beta tested in a single low- density population area in Slovenia, which generated more than $5,000 in fees in February 2022 • ForumPay’s initial Crypto ATM allows for customers to utilize most of the top crypto currencies (including Bitcoin, Ethereum, and others) for trading Step 2: Crypto- Enabled ATMs 10

AAMC Step 2: Crypto- Enabled ATMS Turn-key Crypto Kiosks 11 • Manufacturer designed prototype of next Crypto ATM / Kiosk

AAMC • Executive Director of the National Association of Neighborhoods • Served as a public policy catalyst, a community outreach strategist and resource person to the White House, Congressional, state and local government officials, corporations and neighborhood leaders • Holds a Bachelor of Arts degree from Howard University ABOUT: Listed since 2012, AAMC is the only NYSE-listed Company in the United States Virgin Islands (St. Croix-based) MISSION: Become a leading, global fintech provider of financial and liquidity services for the underrepresented and underserved communities Members of the Board 12 • Former Governor of the USVI from January 2007 January 2015 • Currently is the Managing Member of Chilmark Advisory, LLC, a USVI based financial advisory firms • Holds a Bachelor of Arts in Economics from Antioch College • Chief Executive Officer and Chairman of The Strategy Group VI, a USVI professional services firm • Veteran of the United States Navy • Holds a BBA in Accounting from Howard University and is a CPA John P. de Jongh, Jr. John A. Engerman Ricardo C. Byrd

AAMC Management Team 13 Thomas McCarthy Interim CEO Jason Kopcak President / COO Kevin Sullivan General Counsel Stephen Krallman CFO Deborah Seymour Director of Finance Sarah Maynard Director of HR Varun Singhal Finsight EVP Ruben Camacho Director of IT

AAMC Appendix 14

AAMC 1. Number of units reference from the article the Non-QM Outlook for 2022, date November 20, 2021 authored by the Content Solutions Team of Housingwire.com 2. Excerpted from Article issued by the Consumer Financial Protection Bureau, written by Tim Lambert, February 22, 2022 - (CPFB Initiative announced February 22, 2022) 3. Number of crypto investors of 295 million refers to article sponsored on Yahoo Finance titled “Global Crypto users can reach 1 billion by December 2022”, dated January 24, 2022, authored by Aaryamann Shrivastava 4. ATM Count Worldwide - Finextra article dated May 20, 2019, sourced by Retail Banking Research 5. Crypto-enabled ATMs references to www.Coinatmtrader.com for total Crypto ATMs installed worldwide and in the United States 6. Number of adult consumers with bank accounts most recent stats are from the World Bank Global Fund Index from 2017. 7. Crypto ATM Fees reference https://bitaccess.com/blog/bitcoin-atms-vs-regular-atms Endnotes / References 15